Money Market Funds

Prospectus Supplement

UBS Money Series

UBS Select Prime Institutional Fund

UBS Select Prime Preferred Fund

UBS Select Prime Investor Fund

Supplement to the Prospectuses

Each dated August 27, 2010, as previously supplemented

May 19, 2011

Dear Investor,

The purpose of this supplement is to update you with information regarding UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund, each a series of UBS Money Series (each a "Fund", and collectively, the "Funds"). The Board of Trustees of UBS Money Series and the Board of Trustees of Master Trust—Prime Master Fund, the underlying master fund through which the Funds invest, have voted to approve, subject to shareholder approval, a proposal to change the Funds' investment policies to permit them to invest a larger portion of their assets in a group of industries, summarized as follows:

Current Concentration Policy	Proposed Concentration Policy
Each Fund will not purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.	Under normal circumstances, each Fund will invest more than 25% of its total assets (measured at the time of purchase) in the financial services group of industries. Each Fund may not concentrate its investments in any other industry outside of financial services. That is, each Fund may not invest more than 25% of its total assets (measured at the time of purchase) in securities of issuers whose principal business activities are in the same industry outside of financial services, except that this limit does not apply to (a) securities issued or guaranteed by the US government, (b) any of its agencies or instrumentalities and (c) repurchase agreements secured by such obligations.

Investors who own shares of the Funds on the record date specified in proxy materials to be filed with the US Securities and Exchange Commission ("SEC") will be asked to vote on the proposal. If approved by shareholders, the Funds would be required to invest more than 25% of their total assets in securities issued by companies in the financial services group of industries. Information regarding the proposal will be contained in the proxy materials to be filed with the SEC. The proxy statement will be mailed to shareholders of record, and you also will be able to access the proxy statement from the EDGAR Database on the SEC's Web site at http://www.sec.gov once filed.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-482